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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2004


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      1-5706                   58-0971455
----------------------------   -----------------------   -----------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


             8000 Tower Point Drive, Charlotte, NC             28227
            ----------------------------------------          --------
            (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (704) 321-7380
                                                           --------------


          (Former name or former address, if changed since last report)


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ITEM 8.01  Other Events

     On November 22, 2004, the Company announced that it had received notification from the trustee of its Series A and B 10 1/2 % Senior Discount Notes Due 2007 ("Senior Notes") concerning compliance with the covenants as outlined in the indenture governing the Senior Notes (the "Indenture"). The trustee reported that the Company had not yet filed with the Securities and Exchange Commission ("SEC") and furnished to the trustee, the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Third Quarter 2004 Form 10-Q"), the timely public filing of which is required under Section 4.3(a) of the Indenture. The trustee reported that, under the terms of the Indenture, the Company must resolve this compliance matter no later than January 18, 2005, the sixtieth day following the receipt of the trustee's letter in order to avoid an event of default. If such default were declared, the trustee or holders of at least 25% aggregate principal value of Senior Notes outstanding could demand all Senior Notes to be due and payable immediately. The Company presently expects that it will both file the Third Quarter 2004 Form 10-Q with the SEC and furnish a copy of such to the Trustee within the 60-day period required for compliance with the Indenture.

     The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01. Financial Statements and Exhibits

       (c)   Exhibits.

             99.1 Press Release of Metromedia International Group, Inc., dated November 22, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           METROMEDIA INTERNATIONAL GROUP, INC.


                                           By:  /S/ HAROLD F. PYLE, III
                                                --------------------------------
                                                Name:   Harold F. Pyle, III
                                                Title:  Executive Vice President
                                                        Finance, Chief Financial
                                                        Officer and Treasurer

Date: November 22, 2004
Charlotte, NC